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                                                                   EXHIBIT 10.17


                       SECOND AMENDMENT TO LOAN AGREEMENT


        THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Second Amendment") is entered into as of August 13, 1997, between LEGEND PROPERTIES, INC. ("Legend"), as Borrower, and RGI Holdings, Inc. ("Holdings"), as Lender.

                                    RECITALS

        A. Legend and Holdings entered into that certain Loan Agreement dated as of March 31, 1997 (the "Loan Agreement"), pursuant to which Holdings agreed to make loans to Legend during the period beginning March 31, 1997 and ending December 31, 1997, in the aggregate principal sum of $8,500,000.00 (the "Commitment").

        B. Legend and Holdings agreed to increase the Commitment to $17,000,000.00 pursuant to the First Amendment to Loan Agreement dated as of May 30, 1997 (the "First Amendment").

        C. Legend and Holdings now desire to further modify the Loan Agreement to increase the Commitment to $21,000,000.00.

        NOW, THEREFORE, Legend and Holdings hereby agree as follows:

        1. Section 1.1 of the Loan Agreement is hereby amended by replacing "$17,000,000" with "$21,000,000." As a condition precedent to the increase the Loans, Borrower shall execute and deliver to Lender the following documents:

           a.  This Second Amendment;

           b. A replacement promissory note in the form attached hereto, which shall replace Exhibit A to the Loan Agreement; and

           c. Evidence of the Borrower's corporate authority to enter into this Second Amendment.

        2. The increased amount of loans described in this Second Amendment shall not be secured by the Mortgaged Property, as defined in the Loan Agreement, located in Virginia, Maryland and California.

        3. Except as amended by this Second Amendment, all other terms of the Loan Agreement shall remain in full force and effect.


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        IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

BORROWER:                              LENDER:

LEGEND PROPERTIES, INC.                RGI HOLDINGS, INC.


By  /s/ RAYMOND J. WHITTY              By /s/ KENNETH L. UPTAIN
   --------------------------            -----------------------------
   Raymond J. Whitty                     Kenneth L. Uptain
Its Treasurer                          Its President



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